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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file number 333-54522) of our report dated May 8, 2002 relating to the consolidated financial statements of Toymax International, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

                                          /s/ BDO SEIDMAN, LLP

Melville, New York
June 27, 2002